                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of January 1, 2001 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 2001-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of July,2001.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of January 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2001-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 2001 to June 30, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 11th day of July, 2001.

                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                       Phyllis A. Knight
                                       Senior Vice President and
                                       Treasurer

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                                                 AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

A.     GROUP I CERTIFICATES
       --------------------

     1 Amount Available for Group I Certificates (including Monthly Servicing
       Fee) plus a portion, if any, of Group II Amount Available                                      $   15,336,841.79
                                                                                                       -----------------

     2 Group I Formula Principal Distribution Amount:

       (a)  Scheduled principal due                                            $      574,248.43
                                                                                 ----------------
       (b)  Principal Prepayments                                                  11,582,820.27
                                                                                 ----------------
       (c)  Liquidated Loans                                                           39,490.52
                                                                                 ----------------
       (d)  Repurchases                                                                     0.00
                                                                                 ----------------
       (e)  Previously undistributed (a)-(d) amounts                                        0.00
                                                                                 ----------------
       (f)  Pre-Funded Group I Amount, if any
            (Post-Funding Payment Date)                                                     0.00
                                                                                 ----------------

                                       Total Principal                                                $   12,196,559.22
                                                                                                       -----------------

Interest

Class I-A and Class I-IO Certificates

     3 Current interest

       (a)  Class I-A-1 Pass-Through Rate                                                  5.68%
                                                                                           -----
       (b)  Class I-A-1 interest paid                                                                 $      449,260.66
                                                                                                       -----------------
       (c)  Class I-A-1 Interest Shortfall                                                            $            0.00
                                                                                                       -----------------
       (d)  Class I-A-2 Pass-Through Rate                                                  5.94%
                                                                                           -----
       (e)  Class I-A-2 interest paid                                                                 $      237,600.00
                                                                                                       -----------------
       (f)  Class I-A-2 Interest Shortfall                                                            $            0.00
                                                                                                       -----------------
       (g)  Class I-A-3 Pass-Through Rate                                                  6.26%
                                                                                           -----
       (h)  Class I-A-3 interest paid                                                                 $      182,583.33
                                                                                                       -----------------
       (i)  Class I-A-3 Interest Shortfall                                                            $            0.00
                                                                                                       -----------------
       (j)  Class I-A-4 Pass-Through Rate                                                  6.85%
                                                                                           -----
       (k)  Class I-A-4 interest paid                                                                 $      274,000.00
                                                                                                       -----------------
       (l)  Class I-A-4 Interest Shortfall                                                            $            0.00
                                                                                                       -----------------
       (m)  Class I-A-5 Pass-Through Rate                                                  7.06%
            (7.06% plus 0.50% after Additional Entitlement Date)                           -----
       (n)  Class I-A-5 interest paid                                                                 $      181,442.00
                                                                                                       -----------------
       (o)  Class I-A-5 Interest Shortfall                                                            $            0.00
                                                                                                       -----------------
       (p)  Class I-IO Pass-Through Rate                                                   2.71%
                                                                                           -----
       (q)  Class I-IO interest paid                                                                  $      225,833.33
                                                                                                       -----------------
       (r)  Class I-IO interest shortfall                                                             $            0.00
                                                                                                       -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 2            AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

     4 Amount applied to Unpaid Class A and IO Interest Shortfall

       (a)  Class I-A-1                                                                               $            0.00
                                                                                                       -----------------
       (b)  Class I-A-2                                                                               $            0.00
                                                                                                       -----------------
       (c)  Class I-A-3                                                                               $            0.00
                                                                                                       -----------------
       (d)  Class I-A-4                                                                               $            0.00
                                                                                                       -----------------
       (e)  Class I-A-5                                                                               $            0.00
                                                                                                       -----------------
       (f)  Class I-IO                                                                                $            0.00
                                                                                                       -----------------

     5 Remaining Unpaid Class A and IO Interest Shortfall

       (a)  Class I-A-1                                                                               $            0.00
                                                                                                       -----------------
       (b)  Class I-A-2                                                                               $            0.00
                                                                                                       -----------------
       (c)  Class I-A-3                                                                               $            0.00
                                                                                                       -----------------
       (d)  Class I-A-4                                                                               $            0.00
                                                                                                       -----------------
       (e)  Class I-A-5                                                                               $            0.00
                                                                                                       -----------------
       (f)  Class I-IO                                                                                $            0.00
                                                                                                       -----------------

Class I-M-1 Certificates

     6 Class I-M-1 Adjusted Principal Balance                                                         $   21,680,000.00
                                                                                                       -----------------

     7 Current Interest

       (a)  Class I-M-1 Pass-Through Rate                                                  7.44%
            (a floating rate per annum equal to the Weighted Average                       -----
            Pass-Through Rate for the Intermediate REMIC Group I Regular
            Interests, but in no event greater than 7.44%)
       (b)  Class I-M-1 interest paid                                                                 $      134,416.00
                                                                                                       -----------------
       (c)  Class I-M-1 Interest Shortfall                                                            $            0.00
                                                                                                       -----------------

     8 Amount applied to Unpaid Class I-M-1 Interest Shortfall                                        $
                                                                                                       -----------------

     9 Remaining Unpaid Class I-M-1 Interest Shortfall                                                $            0.00
                                                                                                       -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 3            AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

Class I-M-2 Certificates

    10 Class I-M-2 Adjusted Principal Balance                                                         $   17,990,000.00
                                                                                                       -----------------

    11 Current Interest

       (a)  Class I-M-2 Pass-Through Rate                                                  8.02%
            (a floating rate per annum equal to the Weighted Average                       -----
            Pass-Through Rate for the Intermediate REMIC Group I Regular
            Interests, but in no event greater than 8.02%)
       (b)  Class I-M-2 interest paid                                                                 $      120,233.17
                                                                                                       -----------------
       (c)  Class I-M-2 Interest Shortfall                                                            $            0.00
                                                                                                       -----------------

    12 Amount applied to Unpaid Class I-M-2 Interest Shortfall                                        $            0.00
                                                                                                       -----------------

    13 Remaining Unpaid Class I-M-2 Interest Shortfall                                                $            0.00
                                                                                                       -----------------

Class I-B-1 Certificates

    14 Class I-B-1 Adjusted Principal Balance                                                         $   13,930,000.00
                                                                                                       -----------------

    15 Current Interest

       (a)  Class I-B-1 Pass-Through Rate                                                  9.46%
            (a floating rate per annum equal to the Weighted Average                       -----
            Pass-Through Rate for the Intermediate REMIC Group I Regular
            Interests, but in no event greater than 9.46%)
       (b)  Class I-B-1 interest paid                                                                 $      109,814.83
                                                                                                       -----------------
       (c)  Class I-B-1 Interest Shortfall                                                            $            0.00
                                                                                                       -----------------

    16 Amount applied to Unpaid Class I-B-1 Interest Shortfall                                        $            0.00
                                                                                                       -----------------

    17 Remaining Unpaid Class I-B-1 Interest Shortfall                                                $            0.00
                                                                                                       -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 4            AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

Principal

    18 Trigger Event:

       (a)  Average Sixty-Day Delinquency Ratio Test (to be satisfied, line
            (ii) may not exceed line (iii))

            (i)   Sixty-Day Delinquency Ratio for current Payment Date                                            2.03%
                                                                                                       -----------------

            (ii)  Arithmetic average of Sixty Day Delinquency Ratios for current
                  two preceding months                                                                            1.85%
                                                                                                       -----------------

            (iii) 35% of the Senior Enhancement Percentage                                                        7.17%
                                                                                                       -----------------

       (b) Cumulative Realized Losses Test (to be satisfied, line (ii) may not exceed 4.50% from February 1, 2004 to January 31, 2005, 5.50% from
            February 1, 2005 to January 31, 2006, 6.00% from February 1, 2006 to
            January 1, 2007, and 6.25% thereafter)

            (i)   Cumulative Realized Losses for current Payment Date                                 $       86,543.79
                                                                                                       -----------------

            (ii)  Cumulative Realized Losses as a percentage of Cut-off Date
                  Principal Balances of Group I Loans                                                             0.02%
                                                                                                       -----------------

    19 Senior Enhancement Percentage: a fraction, expressed as a percentage:                               20.48926031%
                                                                                                       -----------------

       (a)  the numerator of which is the excess of (i) the Group I Scheduled
            Principal Balance over (ii) the Class I-A Principal Balance                               $   66,163,440.78
                                                                                                       -----------------

       (b)  The denominator of which is the Group I Scheduled Principal Balance
            on such Payment Date                                                                      $  322,917,664.01
                                                                                                       -----------------

Class I-A-1 Certificates

    20 Principal Distribution Amount
       (a)  Class I-A-1                                                                               $   12,196,559.22
                                                                                                       -----------------
       (b)  Class I-A-2                                                                               $            0.00
                                                                                                       -----------------
       (c)  Class I-A-3                                                                               $            0.00
                                                                                                       -----------------
       (d)  Class I-A-4                                                                               $            0.00
                                                                                                       -----------------
       (e)  Class I-A-5                                                                               $            0.00
                                                                                                       -----------------

    21 (a)  Class I-A-1 Principal Balance                                                             $   82,717,664.01
                                                                                                       -----------------
       (b)  Class I-A-2 Principal Balance                                                             $   48,000,000.00
                                                                                                       -----------------
       (c)  Class I-A-3 Principal Balance                                                             $   35,000,000.00
                                                                                                       -----------------
       (d)  Class I-A-4 Principal Balance                                                             $   48,000,000.00
                                                                                                       -----------------
       (e)  Class I-A-5 Principal Balance                                                             $   30,840,000.00
                                                                                                       -----------------
       (f)  Class I-IO Principal Balance                                                              $  100,000,000.00
                                                                                                       -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 5            AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

    22 Amount, if any, by which Class I-A Formula Principal Distribution Amount allocable to each Class of Class I-A Certificates exceeds

       (a)  Principal Distribution Amount for Class I-A-1 Certificates                                $            0.00
                                                                                                       -----------------
       (b)  Principal Distribution Amount for Class I-A-2 Certificates                                $            0.00
                                                                                                       -----------------
       (c)  Principal Distribution Amount for Class I-A-3 Certificates                                $            0.00
                                                                                                       -----------------
       (d)  Principal Distribution Amount for Class I-A-4 Certificates                                $            0.00
                                                                                                       -----------------
       (e)  Principal Distribution Amount for Class I-A-5 Certificates                                $            0.00
                                                                                                       -----------------

Class I-M-1 Certificates

    23 (a)  Principal Distribution Amount                                                             $            0.00
                                                                                                       -----------------
       (b)  Class I-M-1 Principal Balance                                                             $   21,680,000.00
                                                                                                       -----------------
       (c)  Amount, if any, by which Class I-M-1 Formula Principal Distribution
            Amount exceeds Principal Distribution Amount                                              $            0.00
                                                                                                       -----------------

Class I-M-2 Certificates

    24 (a)  Principal Distribution Amount                                                             $            0.00
                                                                                                       -----------------
       (b)  Class I-M-2 Principal Balance                                                             $   17,990,000.00
                                                                                                       -----------------
       (c)  Amount, if any, by which Class I-M-2 Formula Principal Distribution
            Amount exceeds Principal Distribution Amount                                              $            0.00
                                                                                                       -----------------

Class I-B-1 Certificates

    25 (a)  Principal Distribution Amount                                                             $            0.00
                                                                                                       -----------------
       (b)  Class I-B-1 Principal Balance                                                             $   13,930,000.00
                                                                                                       -----------------
       (c)  Amount, if any, by which Class I-B-1 Formula Principal Distribution
            Amount exceeds Principal Distribution Amount                                              $            0.00
                                                                                                       -----------------

Liquidation Loss Interest

Class I-M-1 Certificates

    26 (a)  Amount applied to Class I-M-1 Liquidation Loss Interest Amount                            $            0.00
                                                                                                       -----------------
       (b)  Class I-M-1 Liquidation Loss Interest Shortfall                                           $            0.00
                                                                                                       -----------------
       (c)  Amount applied to Unpaid Class I-M-1 Liquidation Loss Interest
            Shortfall                                                                                 $            0.00
                                                                                                       -----------------
       (d)  Remaining Unpaid Class I-M-1 Liquidation Loss Interest Shortfall                          $            0.00
                                                                                                       -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 6            AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

Class I-M-2 Certificates

    27 (a)  Amount applied to Class I-M-2 Liquidation Loss Interest Amount                            $            0.00
                                                                                                       -----------------
       (b)  Class I-M-2 Liquidation Loss Interest Shortfall                                           $            0.00
                                                                                                       -----------------
       (c)  Amount applied to Unpaid Class I-M-2 Liquidation Loss Interest
            Shortfall                                                                                 $            0.00
                                                                                                       -----------------
       (d)  Remaining Unpaid Class I-M-2 Liquidation Loss Interest Shortfall                          $            0.00
                                                                                                       -----------------

Class I-B-1 Certificates

    28 (a)  Amount applied to Class I-B-1 Liquidation Loss Interest Amount                            $            0.00
                                                                                                       -----------------
       (b)  Class I-B-1 Liquidation Loss Interest Shortfall                                           $            0.00
                                                                                                       -----------------
       (c)  Amount applied to Unpaid Class I-B-1 Liquidation Loss Interest
            Shortfall                                                                                 $            0.00
                                                                                                       -----------------
       (d)  Remaining Unpaid Class I-B-1 Liquidation Loss Interest Shortfall                          $            0.00
                                                                                                       -----------------

Class I-B-2 Certificates

Interest

    29 Current Interest

       (a)  Class I-B-2 Pass-Through Rate                                                 10.30%
            (a floating rate per annum equal to the Weighted Average                      ------
            Pass-Through Rate for the Intermediate REMIC Group I Regular
            Interests, but in no event greater than 10.30%)
       (b)  Class I-B-2 interest paid                                                                 $      137,848.33
                                                                                                       -----------------
       (c)  Class I-B-2 Interest Shortfall                                                            $            0.00
                                                                                                       -----------------

    30 Amount applied to Unpaid Class I-B-2 Interest Shortfall                                        $            0.00
                                                                                                       -----------------

    31 Remaining Unpaid Class I-B-2 Interest Shortfall                                                $            0.00
                                                                                                       -----------------

Principal

    32 Principal Distribution Amount                                                                  $            0.00
                                                                                                       -----------------

    33 Amount, if any, by which Class I-B-2 Formula Principal Distribution
       Amount exceeds Principal Distribution Amount                                                   $            0.00
                                                                                                       -----------------

    34 Class I-B-2 Principal Balance                                                                  $   16,060,000.00
                                                                                                       -----------------


                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 7            AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

Servicer

    35 Monthly Servicing Fee .50% (if Originator or affiliate is Servicer)                            $      139,630.93
                                                                                                       -----------------

Overcollateralization principal distribution

    36 If Overcollateralization Amount for Group I Certificates is less than
       $8,700,000, the deficiency to:

       (a)  Class I-A-1                                                                               $            0.00
                                                                                                       -----------------
       (b)  Class I-A-2                                                                               $            0.00
                                                                                                       -----------------
       (c)  Class I-A-3                                                                               $            0.00
                                                                                                       -----------------
       (d)  Class I-A-4                                                                               $            0.00
                                                                                                       -----------------
       (e)  Class I-A-5                                                                               $            0.00
                                                                                                       -----------------
       (f)  Class I-M-1                                                                               $            0.00
                                                                                                       -----------------
       (g)  Class I-M-2                                                                               $            0.00
                                                                                                       -----------------
       (h)  Class I-B-1                                                                               $            0.00
                                                                                                       -----------------
       (i)  Class I-B-2                                                                               $            0.00
                                                                                                       -----------------

    37 Portion, if any, of Amount Available for Group I Certificates added to
       Amount Available for Group II Certificates                                                     $      947,619.99
                                                                                                       -----------------

Servicer/Trustee

    38 Reimbursement for unreimbursed Advances                                                        $            0.00
                                                                                                       -----------------

Additional Principal (on and after Additional Principal Entitlement Date)

    39 (a)  Class I-A-1                                                                               $            0.00
                                                                                                       -----------------
       (b)  Class I-A-2                                                                               $            0.00
                                                                                                       -----------------
       (c)  Class I-A-3                                                                               $            0.00
                                                                                                       -----------------
       (d)  Class I-A-4                                                                               $            0.00
                                                                                                       -----------------
       (e)  Class I-A-5                                                                               $            0.00
                                                                                                       -----------------
       (f)  pro rata:  Class I-M-1                                                                    $            0.00
                                                                                                       -----------------
                         Class I-M-2                                                                  $            0.00
                                                                                                       -----------------
                         Class I-B-1                                                                  $            0.00
                                                                                                       -----------------
                         Class I-B-2                                                                  $            0.00
                                                                                                       -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 8            AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

Other Information

    40 (a)  Overcollateralization Amount for Group I Certificates                                     $    8,700,000.00
                                                                                                       -----------------

       (b)  Target Overcollateralization Amount                                                       $    8,700,000.00
                                                                                                       -----------------

    41 Pre-Funded Group I Amount                                                                      $            0.00
                                                                                                       -----------------

B.     GROUP II CERTIFICATES
       ---------------------

     1 Amount Available for Group II Certificates (including Monthly Servicing                       $    7,840,356.59
       Fee), plus a portion, if any, of Group I Amount Available                                       ----------------


     2 Group II Formula Principal Distribution Amount

       (a)  Scheduled principal due                                            $      369,506.83
                                                                                 ----------------
       (b)  Principal Prepayments                                                   4,529,128.20
                                                                                 ----------------
       (c)  Liquidated Loans                                                           31,309.42
                                                                                 ----------------
       (d)  Repurchases                                                                     0.00
                                                                                 ----------------
       (e)  Previously undistributed (a)-(d) amounts                                        0.00
                                                                                 ----------------
       (f)  Pre-Funded Group II Amount, if any
            (Post-Funding Payment Date)                                                     0.00
                                                                                 ----------------

                                       Total Principal                                                $    4,929,944.45
                                                                                                       -----------------

Interest

     3 (a)  Class II-A-1 Pass-Through Rate                                                 5.70%
                                                                                           -----
       (b)  Class II-A-l interest paid                                                                $      392,854.18
                                                                                                       -----------------
       (c)  Class II-A-l Interest Shortfall                                                           $            0.00
                                                                                                       -----------------
       (d)  Class II-A-2 Pass-Through Rate                                                 6.52%
                                                                                           -----
       (e)  Class II-A-2 interest paid                                                                $      260,800.00
                                                                                                       -----------------
       (f)  Class II-A-2 Interest Shortfall                                                           $            0.00
                                                                                                       -----------------
       (g)  Class II-A-3 Pass-Through Rate                                                 7.20%
                                                                                           -----
       (h)  Class II-A-3 interest paid                                                                $      190,200.00
                                                                                                       -----------------
       (i)  Class II-A-3 Pass-Through Rate (7.20% plus 0.50%
            after Additional Entitlement Date)                                             7.70%
                                                                                           -----
       (j)  Class II-A-3 interest paid                                                                $            0.00
                                                                                                       -----------------
       (k)  Class II-A-3 Interest Shortfall                                                           $            0.00
                                                                                                       -----------------


                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 9            AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

     4 Amount applied to Unpaid Class A and IO Interest Shortfall

       (a)  Class II-A-l                                                                              $            0.00
                                                                                                       -----------------
       (b)  Class II-A-2                                                                              $            0.00
                                                                                                       -----------------
       (c)  Class II-A-3                                                                              $            0.00
                                                                                                       -----------------

     5 Remaining Unpaid Class A and IO Interest Shortfall

       (a)  Class II-A-l                                                                              $            0.00
                                                                                                       -----------------
       (b)  Class II-A-2                                                                              $            0.00
                                                                                                       -----------------
       (c)  Class II-A-3                                                                              $            0.00
                                                                                                       -----------------

Class II-M-1 Certificates

     6 Class II-M-1 Adjusted Principal Balance                                                        $   19,200,000.00
                                                                                                       -----------------

     7 Current Interest

       (a)  Class II-M-1 Pass-Through Rate                                                 7.75%
                                                                                           -----
       (b)  Class II-M-1 interest paid                                                                $      124,000.00
                                                                                                       -----------------
       (c)  Class II-M-1 Interest Shortfall                                                           $            0.00
                                                                                                       -----------------

     8 Amount applied to Unpaid Class II-M-1 Interest Shortfall                                       $            0.00
                                                                                                       -----------------

     9 Remaining Unpaid Class II-M-1 Interest Shortfall                                               $            0.00
                                                                                                       -----------------

Class II-M-2 Certificates

    10 Class II-M-2 Adjusted Principal Balance                                                        $   16,830,000.00
                                                                                                       -----------------

    11 Current Interest

       (a)  Class II-M-2 Pass-Through Rate                                                 8.81%
                                                                                           -----
       (b)  Class II-M-2 interest paid                                                                $      123,560.25
                                                                                                       -----------------
       (c)  Class II-M-2 Interest Shortfall                                                           $            0.00
                                                                                                       -----------------

    12 Amount applied to Unpaid Class II-M-2 Interest Shortfall                                       $            0.00
                                                                                                       -----------------

    13 Remaining Unpaid Class II-M-2 Interest Shortfall                                               $            0.00
                                                                                                       -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 10           AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

Class II-B-1 Certificates

    14 Class II-B-1 Adjusted Principal Balance                                                        $   14,465,000.00
                                                                                                       -----------------

    15 Current Interest

       (a)  Class II-B-1 Pass-Through Rate                                                10.30%
            (a floating rate per annum equal to the Weighted Average                      ------
            Pass-Through Rate for the Intermediate REMIC Group II Regular
            Interests, but in no case more than 10.30%)
       (b)  Class II-B-1 interest paid                                                                $      124,157.92
                                                                                                       -----------------
       (c)  Class II-B-1 Interest Shortfall                                                           $            0.00
                                                                                                       -----------------

    16 Amount applied to Unpaid Class II-B-1 Interest Shortfall                                       $            0.00
                                                                                                       -----------------

    17 Remaining Unpaid Class II-B-1 Interest Shortfall                                               $            0.00
                                                                                                       -----------------

Principal

    18 Trigger Event:

       (a) Average Sixty-Day Delinquency Ratio Test (to be satisfied, line (ii) may not exceed line (iii))

            (i)   Sixty-Day Delinquency Ratio for current Payment Date                                            3.73%
                                                                                                       -----------------

            (ii)  Arithmetic average of Sixty Day Delinquency Ratios for
                  current and two preceding months                                                                3.17%
                                                                                                       -----------------

            (iii) 17.00% of the Senior Enhancement Percentage                                                     4.96%
                                                                                                       -----------------

       (b) Cumulative Realized Losses Test (to be satisfied, line (ii) may not exceed 5.25% from February 1, 2004 to January 31, 2005, 7.00% from
            February 1, 2005 to January 31, 2006, 8.50% from February 1, 2006 to
            January 1, 2007, and 8.75% thereafter)

            (i)   Cumulative Realized Losses for current Payment Date                                 $       84,624.39
                                                                                                       -----------------

            (ii)  Cumulative Realized Losses as a percentage of Cut-off Date
                  Principal Balances of Group II Loans                                                            0.03%
                                                                                                       -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 11           AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

    19 Senior Enhancement Percentage: a fraction, expressed as a percentage:                               29.19569660%
                                                                                                       -----------------

       (a)  the numerator of which is the excess of (i) the Group II Scheduled
            Principal Balance over (ii) the Class II-A Principal Balance                              $   66,967,122.95
                                                                                                       -----------------

       (b)  the denominator of which is the Group II Scheduled Principal
            Balance on such Payment Date                                                              $  229,373,266.44
                                                                                                       -----------------

Class II-A Certificates

    20 Principal Distribution Amount
       (a)  Class II-A-1                                                                              $    6,408,664.98
                                                                                                       -----------------
       (b)  Class II-A-2                                                                              $            0.00
                                                                                                       -----------------
       (c)  Class II-A-3                                                                              $            0.00
                                                                                                       -----------------

    21 (a)  Class II-A-1 Principal Balance                                                            $   76,297,478.51
                                                                                                       -----------------
       (b)  Class II-A-2 Principal Balance                                                            $   48,000,000.00
                                                                                                       -----------------
       (c)  Class II-A-3 Principal Balance                                                            $   31,700,000.00
                                                                                                       -----------------

    22 Amount, if any, by which Class II-A Formula Principal Distribution Amount allocable to each Class of Class II-A Certificates exceeds

       (a)  Principal Distribution Amount for Class II-A-1 Certificates                               $            0.00
                                                                                                       -----------------
       (b)  Principal Distribution Amount for Class II-A-2 Certificates                               $            0.00
                                                                                                       -----------------
       (c)  Principal Distribution Amount for Class II-A-3 Certificates                               $            0.00
                                                                                                       -----------------

Class II-M-1 Certificates

    23 (a)  Principal Distribution Amount                                                             $            0.00
                                                                                                       -----------------
       (b)  Class II-M-1 Principal Balance                                                            $   19,200,000.00
                                                                                                       -----------------
       (c)  Amount, if any, by which Class II-M-1 Formula Principal Distribution
            Amount exceeds Principal Distribution Amount                                              $            0.00
                                                                                                       -----------------

Class II-M-2 Certificates

    24 (a)  Principal Distribution Amount                                                             $            0.00
                                                                                                       -----------------
       (b)  Class II-M-2 Principal Balance                                                            $   16,830,000.00
                                                                                                       -----------------
       (c)  Amount, if any, by which Class II-M-2 Formula Principal Distribution
            Amount exceeds Principal Distribution Amount                                              $            0.00
                                                                                                       -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 12           AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

Class II-B-1 Certificates

    25 (a)  Principal Distribution Amount                                                             $            0.00
                                                                                                       -----------------
       (b)  Class II-B-1 Principal Balance                                                            $   14,465,000.00
                                                                                                       -----------------
       (c)  Amount, if any, by which Class II-B-1 Formula Principal Distribution
            Amount exceeds Principal Distribution Amount                                              $            0.00
                                                                                                       -----------------

Liquidation Loss Interest

Class II-M-1 Certificates

    26 (a)  Amount applied to Class II-M-1 Liquidation Loss Interest Amount                           $            0.00
                                                                                                       -----------------
       (b)  Class II-M-1 Liquidation Loss Interest Shortfall                                          $            0.00
                                                                                                       -----------------
       (c)  Amount applied to Unpaid Class II-M-1 Liquidation Loss Interest
            Shortfall                                                                                 $            0.00
                                                                                                       -----------------
       (d)  Remaining Unpaid Class II-M-1 Liquidation Loss Interest Shortfall                         $            0.00
                                                                                                       -----------------

Class II-M-2 Certificates

    27 (a)  Amount applied to Class II-M-2 Liquidation Loss Interest Amount                           $            0.00
                                                                                                       -----------------
       (b)  Class II-M-2 Liquidation Loss Interest Shortfall                                          $            0.00
                                                                                                       -----------------
       (c)  Amount applied to Unpaid Class II-M-2 Liquidation Loss Interest
            Shortfall                                                                                 $            0.00
                                                                                                       -----------------
       (d)  Remaining Unpaid Class II-M-2 Liquidation Loss Interest Shortfall                         $            0.00
                                                                                                       -----------------

Class II-B-1 Certificates

    28 (a)  Amount applied to Class II-B-1 Liquidation Loss Interest Amount                           $            0.00
                                                                                                       -----------------
       (b)  Class II-B-1 Liquidation Loss Interest Shortfall                                          $            0.00
                                                                                                       -----------------
       (c)  Amount applied to Unpaid Class II-B-1 Liquidation Loss Interest
            Shortfall                                                                                 $            0.00
                                                                                                       -----------------
       (d)  Remaining Unpaid Class II-B-1 Liquidation Loss Interest Shortfall                         $            0.00
                                                                                                       -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 13           AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

Class II-B-2 Certificates

Interest

    29 Current Interest

       (a)  Class II-B-2 Pass-Through Rate                                                10.30%
            (a floating rate equal to the Weighted Average                                ------
            Pass-Through Rate for the Intermediate REMIC Group II Regular
            Interests, but in no event greater than 10.30%)
       (b)  Class II-B-2 interest paid                                                                $      118,492.92
                                                                                                       -----------------
       (c)  Class II-B-2 Interest Shortfall                                                           $            0.00
                                                                                                       -----------------

    30 Amount applied to Unpaid Class II-B-2 Interest Shortfall                                       $            0.00
                                                                                                       -----------------

    31 Remaining Unpaid Class II-B-2 Interest Shortfall                                               $            0.00
                                                                                                       -----------------

Principal

    32 (a)  Principal Distribution Amount                                                             $            0.00
                                                                                                       -----------------
       (b)  Amount, if any, by which Class II-B-2 Formula Principal Distribution
            Amount exceeds Principal Distribution Amount                                              $            0.00
                                                                                                       -----------------
       (c)  Class II-B-2 Principal Balance                                                            $   13,805,000.00
                                                                                                       -----------------

Servicer

    33 Monthly Servicing Fee (if Originator or affiliate is Servicer)                                 $       97,626.34
                                                                                                       -----------------

Overcollateralization principal distribution

    34 If Overcollateralization Amount for Group II Certificates is less than
       $13,150,000, the deficiency to:

       (a)  Class II-A-1                                                                              $    1,478,720.53
                                                                                                       -----------------
       (b)  Class II-A-2                                                                              $            0.00
                                                                                                       -----------------
       (c)  Class II-A-3                                                                              $            0.00
                                                                                                       -----------------
       (d)  Class II-M-1                                                                              $            0.00
                                                                                                       -----------------
       (e)  Class II-M-2                                                                              $            0.00
                                                                                                       -----------------
       (f)  Class II-B-1                                                                              $            0.00
                                                                                                       -----------------
       (g)  Class II-B-2                                                                              $            0.00
                                                                                                       -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 14           AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

Servicer/Trustee

    35 Reimbursement for unreimbursed Advances                                                        $            0.00
                                                                                                       -----------------

Additional Principal (on and after Additional Principal Entitlement Date)

    36 (a)  Class II-A-1                                                                              $            0.00
                                                                                                       -----------------
       (b)  Class II-A-2                                                                              $            0.00
                                                                                                       -----------------
       (c)  Class II-A-3                                                                              $            0.00
                                                                                                       -----------------
       (d)  pro rata:  Class II-M-1                                                                   $            0.00
                                                                                                       -----------------
                             Class II-M-2                                                             $            0.00
                                                                                                       -----------------
                             Class II-B-1                                                             $            0.00
                                                                                                       -----------------
                             Class II-B-2                                                             $            0.00
                                                                                                       -----------------
                                                                                                                   0.00
                                                                                                       -----------------
Other Information

    37 (a) Overcollateralization Amount for the Group II Certificates                                 $    9,075,787.93
                                                                                                       -----------------

       (b) Target Overcollateralization Amount                                                        $   13,150,000.00
                                                                                                       -----------------

    38 Pre-Funded Group II Amount                                                                     $            0.00
                                                                                                       -----------------

C.     REMAINING AMOUNT AVAILABLE
       --------------------------

Class B-3I Certificates

     1 Excess Interest                                                                                $            0.00
                                                                                                       -----------------

     2 Class B-3I Formula Distribution Amount
       (Excess Interest plus Unpaid Class B-3I  Shortfall)                                            $            0.00
                                                                                                       -----------------

     3 Class B-3I Distribution Amount (lesser of remaining Amount
       Available and line 2)                                                                          $            0.00
                                                                                                       -----------------

     4 Class B-3I Shortfall (line 2 minus line 3)                                                     $            0.00
                                                                                                       -----------------

     5 Unpaid Class B-3I Shortfall                                                                    $            0.00
                                                                                                       -----------------

Class C Certificateholders

     6 Reimbursement for expenses                                                                     $            0.00
                                                                                                       -----------------

     7 Class C Master Distribution Amount                                                             $            0.00
                                                                                                       -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 15           AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

D.     CLASS A, CLASS M AND CLASS B CERTIFICATES
       -----------------------------------------

     1 Pool Scheduled Principal Balance                                                               $  552,290,930.45
                                                                                                       -----------------

       (a)  Group I Scheduled Principal Balance                                                       $  322,917,664.01
                                                                                                       -----------------
       (b)  Group II Scheduled Principal Balance                                                      $  229,373,266.44
                                                                                                       -----------------

     2 Certificate Principal Balance                                                                  $  534,515,142.52
                                                                                                       -----------------

     3 Overcollateralized Amount                                                                      $   17,775,787.93
                                                                                                       -----------------

     4 Pool Factors

            (a)   Class I-A-1 Pool Factors                                                                   0.53194639
                                                                                                       -----------------
            (b)   Class I-A-2 Pool Factors                                                                   1.00000000
                                                                                                       -----------------
            (c)   Class I-A-3 Pool Factors                                                                   1.00000000
                                                                                                       -----------------
            (d)   Class I-A-4 Pool Factors                                                                   1.00000000
                                                                                                       -----------------
            (e)   Class I-A-5 Pool Factors                                                                   1.00000000
                                                                                                       -----------------
            (f)   Class I-IO Pool Factors                                                                    1.00000000
                                                                                                       -----------------
            (g)   Class I-M-1 Pool Factors                                                                   1.00000000
                                                                                                       -----------------
            (h)   Class I-M-2 Pool Factors                                                                   1.00000000
                                                                                                       -----------------
            (i)   Class I-B-1 Pool Factors                                                                   1.00000000
                                                                                                       -----------------
            (j)   Class I-B-2 Pool Factors                                                                   1.00000000
                                                                                                       -----------------
            (k)   Class II-A-1 Pool Factors                                                                  0.64115528
                                                                                                       -----------------
            (l)   Class II-A-2 Pool Factors                                                                  1.00000000
                                                                                                       -----------------
            (m)   Class II-A-3 Pool Factors                                                                  1.00000000
                                                                                                       -----------------
            (n)   Class II-M-1 Pool Factors                                                                  1.00000000
                                                                                                       -----------------
            (o)   Class II-M-2 Pool Factors                                                                  1.00000000
                                                                                                       -----------------
            (p)   Class II-B-1 Pool Factors                                                                  1.00000000
                                                                                                       -----------------
            (q)   Class II-B-2 Pool Factors                                                                  1.00000000
                                                                                                       -----------------

     5 Loans Delinquent:

       (a)  Group I
            30 - 59 days                         4,227,521.82            77
                                       -----------------------       ------------
            60 - 89 days                           493,500.72            10
                                       -----------------------       ------------
            90 or more days                        410,827.99            11
                                       -----------------------       ------------

       (b)  Group II
            30 - 59 days                         3,657,689.66            59
                                       -----------------------       ------------
            60 - 89 days                         1,495,536.34            18
                                       -----------------------       ------------
            90 or more days                      1,291,428.12            26
                                       -----------------------       ------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-A
                               MONTHLY REPORT                        August 2001
                                                           Payment Date: 9/17/01
                                                         Trust Account: 33388220
                                       Cusip: 20847T AA9 AB7 AC5 AD3 AE1 AF8 AG6
                               Page 16           AH4 AJ0 AL5 AM3 AN1 AP6 AQ4 AR2

     6 Principal Balance of Defaulted Loans

       (a)  Group I                                                                                   $    5,635,208.08
                                                                                                       -----------------
       (b)  Group II                                                                                  $    5,765,618.73
                                                                                                       -----------------

     7 Liquidated Loans: Group I Loans

       (a)  Number                                                                                              1
                                                                                                       -----------------
       (b)  Aggregate unpaid principal balance                                                        $       39,490.52
                                                                                                       -----------------
       (c)  REO (unpaid principal balance)                                                            $            0.00
                                                                                                       -----------------
       (d)  Net Liquidation Loss                                                                      $       43,585.55
                                                                                                       -----------------

     8 Liquidated Loans: Group II Loans

       (a)  Number                                                                                              1
                                                                                                       -----------------
       (b)  Aggregate unpaid principal balance                                                        $       31,309.42
                                                                                                       -----------------
       (c)  REO (unpaid principal balance)                                                            $            0.00
                                                                                                       -----------------
       (d)  Net Liquidation Loss                                                                      $       38,641.96
                                                                                                       -----------------

     9 Number of Loans Remaining

       (a)  Group I                                                                                           4,899
                                                                                                       -----------------
       (b)  Group II                                                                                          3,178
                                                                                                       -----------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 224-0444 with any questions regarding this Statement or your Distribution.